FORM 8-K. - CURRENT REPORT

             (As last amended in Rel. No. 34-36968, eff. 08/13/92.)

                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)		April 18, 1995

	                             Blessings Corporation
	               (Exact name of registrant as specified in its charter)

        Delaware			               1-4684		               13-5566477
 (name or other jurisdiction		  (commission		            (IRS employer
	    of incorporation)		        file number)		          identification no.)

         200 Enterprise Drive, Newport News, VA		      23603
      	(address of principal executive offices)		     (zip code)

Registrant's telephone number, including area code		(804) 887-2100

         One Crossroads Drive, Bedminster, NJ  07921
      	(former name or former address, if changed since last report.)


                       -------------------------------


Item 5.   	Other Events.

	See the press release dated April 18, 1995, disclosing first quarter 1995 earnings projection which is incorporated herein by reference.







CONTACT:  	James P. Luke
         		Executive Vice President
	         	Secretary/Treasurer



				FOR IMMEDIATE RELEASE


	NEWPORT NEWS, VA, APRIL 18, 1995. The Board of Directors of Blessings Corporation (AMEX symbol BCO) announced today it has declared a quarterly dividend of $.10 per share on common stock payable June 1, 1995, to shareholders of record May 5, 1995. The Board also announced that it expects to report lower operating results for the Company's first quarter ending on April 22, 1995. Dr. Elwood M. Miller, President and CEO of Blessings Corporation, noted that, "The operating results of the Company's 60% owned Mexican subsidiary, Nacional de Envases Plasticos, S.A. de C.V. (NEPSA) continue to be disrupted by the effects of the financial crisis which followed the devaluation of the peso by the Mexican government on December 20, 1994." Dr. Miller further noted that, "The Company's Edison Plastics Division has experienced a weakness in demand for its traditional healthcare film products as manufacturers compete in an increasingly mature marketplace."

	As a result of the disruption in revenues at NEPSA in its international operations, and the reduced demand experienced by Edison Plastics in the Company's domestic operations, the Company expects to report, at the time of its annual shareholders' meeting on May 16, 1995, net income for the first quarter in a range of $1,800,000 to $2,100,000. In the first quarter of last year, which was a record quarter, the Company reported net income on continuing operations of $3,933,800.

	Dr. Miller concluded by noting that, "Throughout its operations the Company has taken aggressive actions, including cost reduction initiatives at all levels, and has refocused sales and marketing efforts on expanding the
Company's market base to include new market segments.  It is expected that these actions will have a material impact on earnings."  With respect to
NEPSA, Dr. Miller stated that, "NEPSA has reacted very rapidly to the new market conditions, and has continued to remain profitable throughout this period despite the deterioration of the Mexican economy.  We believe that the actions which have been taken will restore NEPSA to its historical profitability, and that Mexico remains a highly attractive long-term investment for Blessings."




                                  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Registrant:

                            BLESSINGS CORPORATION

                            By     /s/James P. Luke
			                              James P. Luke, Executive Vice President
                                 Secretary/Treasurer

Date:     April 26, 1995